   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 25, 1998

                                                 REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                  REMEC, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               CALIFORNIA                                 3812                                 95-3814301
      (STATE OR OTHER JURISDICTION            (PRIMARY STANDARD INDUSTRIAL                  (I.R.S. EMPLOYER
   OF INCORPORATION OR ORGANIZATION)            CLASSIFIED CODE NUMBER)                   IDENTIFICATION NO.)

       9404 CHESAPEAKE DRIVE, SAN DIEGO, CALIFORNIA 92123, (619) 560-1301 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

            RONALD E. RAGLAND, CHAIRMAN AND CHIEF EXECUTIVE OFFICER
       9404 CHESAPEAKE DRIVE, SAN DIEGO, CALIFORNIA 92123, (619) 560-1301 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

                VICTOR A. HEBERT                                DOUGLAS J. REIN
                PAUL H. GREINER                           GRAY CARY WARE & FREIDENRICH
        HELLER EHRMAN WHITE & MCAULIFFE                 4365 EXECUTIVE DRIVE, SUITE 1600
           601 SOUTH FIGUEROA STREET                    SAN DIEGO, CALIFORNIA 92121-2189
       LOS ANGELES, CALIFORNIA 90017-5758                        (619) 677-1400
                 (213) 689-0200

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-45595

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

===============================================================================================================
             TITLE OF EACH                  AMOUNT       PROPOSED MAXIMUM   PROPOSED MAXIMUM
          CLASS OF SECURITIES                TO BE      AGGREGATE OFFERING      AGGREGATE         AMOUNT OF
           TO BE REGISTERED              REGISTERED(1)  PRICE PER SHARE(2)  OFFERING PRICE(2) REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.01 per
  share................................      345,000          $26.50           $9,142,500         $2,698(3)
===============================================================================================================

(1) The total amount to be registered is 345,000 shares, which includes 45,000 shares which the Underwriters will be granted the option to purchase to cover over-allotments.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.
(3) 2,645,000 shares were previously registered under Registration No. 333-45595, in connection with which the Registrant paid aggregate filing fees of $28,158.
                            ------------------------

     THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.

================================================================================

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The information set forth in (i) the Registration Statement on Form S-3 filed by the Company with the Securities and Exchange Commission (File No. 333-45595) pursuant to the Securities Act of 1933, as amended, and (ii) the related Prospectus filed under Rule 424(b)(1), is incorporated by reference herein.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in San Diego, California on February 25, 1998.

                                          REMEC, INC.

                                          By:       /s/ ERROL EKAIREB
                                            ------------------------------------
                                            Errol Ekaireb
                                            President and
                                            Chief Operating Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               CAPACITY                    DATE
---------------------------------------------   ----------------------------   -------------------

                      *                         Chairman of the Board and        February 25, 1998
---------------------------------------------   Chief Executive Officer
              Ronald E. Ragland                 (Principal Executive
                                                Officer)

              /s/ ERROL EKAIREB                 President, Chief Operating       February 25, 1998
---------------------------------------------   Officer and Director
                Errol Ekaireb

                      *                         Executive Vice President,        February 25, 1998
---------------------------------------------   President of REMEC Microwave
                Jack A. Giles                   Division and Director
                      *                         Senior Vice President, Chief     February 25, 1998
---------------------------------------------   Engineer and Director
                Denny Morgan

                      *                         Executive Vice President and     February 25, 1998
---------------------------------------------   Director
                Joseph T. Lee

                      *                         Senior Vice President, Chief     February 25, 1998
---------------------------------------------   Financial Officer and
              Michael McDonald                  Secretary (Principal
                                                Financial and Accounting
                                                Officer)

                      *                         Director                         February 25, 1998
---------------------------------------------
                Andre R. Horn

                      *                         Director                         February 25, 1998
---------------------------------------------
                Gary L. Luick

                  SIGNATURE                               CAPACITY                    DATE
---------------------------------------------   ----------------------------   -------------------

                      *                         Director                         February 25, 1998
---------------------------------------------
               Jeffrey M. Nash

           /s/ THOMAS A. CORCORAN               Director                         February 25, 1998
---------------------------------------------
             Thomas A. Corcoran

                                                Director                         February 25, 1998
---------------------------------------------
              William H. Gibbs

* By:      /s/ ERROL EKAIREB
     ---------------------------------
               Errol Ekaireb
             Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT                                                                            SEQUENTIALLY
NUMBER                                 DESCRIPTION                                NUMBERED PAGES
----     -----------------------------------------------------------------------  ---------------
 1.1(1)  Form of Underwriting Agreement.........................................
 3.1(2)  Restated Articles of Incorporation.....................................
 3.2(2)  By-Laws, as amended....................................................
 4.1(2)  Specimen Common Stock Certificate......................................
 5.1     Opinion of Heller Ehrman White & McAuliffe.............................
23.1     Consent of Ernst & Young LLP, Independent Auditors.....................
23.2     Consent of Ireland San Filippo, LLP, Independent Public Accountants....
23.3     Consent of Bray, Beck & Koetter, Independent Public Accountants........
23.4     Consent of Counsel (included in Exhibit 5.1)...........................
24.1(3)  Power of Attorney......................................................

---------------

(1) Previously filed with the Securities and Exchange Commission as an exhibit to the Registrant's Registration Statement on Form S-3 (No. 333-45595) filed February 4, 1998 and incorporated herein by reference.

(2) Previously filed with the Securities and Exchange Commission as an exhibit to the Registrant's Registration Statement on Form S-1 (No. 333-80381) filed on February 1, 1996 and incorporated herein by reference.

(3) Previously filed with the Securities and Exchange Commission as part of Registrant's Registration Statement on Form S-3 (No. 333-45595) filed February 4, 1998 and incorporated herein by reference.